Exhibit 24

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Philip F. Anschutz

Philip F. Anschutz

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Thomas J. Donohue

Thomas J. Donohue

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Archie W. Dunham

Archie W. Dunham

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Spencer F. Eccles

Spencer F. Eccles

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Ivor J. Evans

Ivor J. Evans

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Judith Richards Hope

Judith Richards Hope

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Michael W. McConnell, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Michael W. McConnell

Michael W. McConnell

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Steven R. Rogel, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Steven R. Rogel

Steven R. Rogel

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Ernesto Zedillo Ponce de Leon, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 21,000,000 shares of Common Stock of the Corporation pursuant to the Union Pacific Corporation 2004 Stock Incentive Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 28, 2004.

/s/ Ernesto Zedillo Ponce de Leon

Ernesto Zedillo Ponce de Leon